                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Alexander's, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               ALEXANDER'S, INC.

                             PARK 80 WEST PLAZA II
                         SADDLE BROOK, NEW JERSEY 07663

                            ------------------------

                                 SUPPLEMENT TO
                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1996
                            ------------------------

     The Annual Meeting of Stockholders for Alexander's, Inc. (the "Company") will be held on Wednesday, May 22, 1996 (the "Annual Meeting"). You should have already received the proxy statement (the "Proxy Statement") relating to the Annual Meeting along with a proxy card. This Supplement amends and supplements the Proxy Statement mailed on or about April 26, 1996, and should be read in conjunction with such Proxy Statement.

     The purpose of this Supplement is to advise you of a revision to the Company's Omnibus Stock Plan (the "Plan") and to allow you the opportunity to recast your vote on approval of the Plan.

     Subsequent to the mailing of the Proxy Statement, the Board of Directors of the Company revised the Plan to reduce the maximum aggregate number of shares of Common Stock for which awards may be granted to 700,000. In addition the per participant award limit in any Plan year was reduced to 350,000 shares of Common Stock.

     Approval of the adoption of the Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAN.

     Whether or not you plan to attend the meeting in person, your shares should be represented and voted at the meeting. Accordingly, in the event you have already returned a proxy card and decide to change your vote, please complete, sign, date and promptly return the enclosed proxy card in the self-addressed envelope provided. If you later decide to attend the meeting and wish to vote your shares personally, you may revoke your proxy at any time before it is exercised.

     This Supplement and enclosed proxy card will be mailed on or about May 15, 1996 to the Company's stockholders of record as of the close of business on March 20, 1996.